EXHIBIT 2

              INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS
                            AND DIRECTORS OF TRS


     The following information sets forth the name, business address and present principal occupation of each of the directors and executive officers of TRS. The business address of each director and executive officer of TRS is American Express Tower, World Financial Center, New York, New York 10285. Each of the directors and executive officers of TRS is a citizen of the United States.

                                  BUSINESS ADDRESS AND PRESENT
NAME                              PRINCIPAL OCCUPATION

Harvey Golub                      Chairman of the Board and
                                    Chief Executive Officer
                                  American Express Company

Kenneth I. Chenault               Vice Chairman
                                  American Express Company
                                  President, U.S.A.
                                  American Express Travel Related Services
                                    Company, Inc.

Walter S. Berman                  Executive Vice President and
                                    Chief Financial Officer
                                  American Express Travel Related Services
                                    Company, Inc.

Louise M. Parent                  Executive Vice President
                                    and General Counsel
                                  American Express Company






















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EXECUTIVE OFFICERS OF TRS WHO ARE NOT DIRECTORS


                                  BUSINESS ADDRESS AND PRESENT
NAME                              PRINCIPAL OCCUPATION


R. Craig Hoenshell                President, Travel Related Services,
                                    International
                                  American Express Travel Related Services
                                    Company, Inc.

Bonnie J. Stedt                   Executive Vice President, Human Resources
                                  American Express Travel Related Services
                                    Company, Inc.










































                                       -15-
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